Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 19, 2006

                       AMERICAN CARESOURCE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     000-51603                 20-0428586
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

8080 Tristar Drive, Irving, Texas                                        75063
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (214) 596-2400


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

ITEM 7.01 Regulation FD Disclosure.

On October 16, 2006 and October 18, 2006, American CareSource Holdings, Inc. (the "Registrant") issued press releases to announce that it was approved for listing on the American Stock Exchange. The full text of each press release is furnished as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01 Financial Statements and Exhibits

(c)   Exhibits

The following exhibits are filed with this report on Form 8-K:

Exhibit No.                                  Description
99.1                    Press Release of the Registrant, dated October 16, 2006

99.2                    Press Release of the Registrant, dated October 18, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AMERICAN CARESOURCE HOLDINGS, INC.


Date: October 20, 2006                       By: /s/ David S. Boone
                                                 -------------------------------
                                                 David S. Boone
                                                 Chief Financial Officer & Chief
                                                 Operating Officer